SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 Amendment 1 to
                                    FORM 8-K


                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2004 (May 28, 2004)

                           SK Technologies Corporation
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             (Exact name of registrant as specified in its charter)


           Delaware                      0-18184               52-1507455
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(State or other jurisdiction         (Commission          (IRS Employer
   of incorporation)                     file number)        Identification No.)



625 N. Flagler Drive, Suite 509
     West Palm Beach, FL                                               33401
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (561) 820-2444



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          (Former name or former address, if changes since last report)

The purpose of this Amendment #1 to the Current Report on Form 8-K, filed June 1, 2004, is to correct minor typographical errors which occurred in the preparation of certain exhibits for filing in the Edgar system. The attached Exhibits 10.17 and 10.20 supercede and replace entirely the previously filed Exhibits 10.17 and 10.20.



ITEM  7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.    Description
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10.17   *      Executive  Employment  Agreement between Cirilium Holdings,  Inc.
               and Donald E. Lees, dated April 1, 2004.

10.20   *      Consulting Agreement between Cirilium Holdings,  Inc. and LeeWard
               Enterprises CTI, Inc. dated April 1, 2004.

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          *    Filed Herewith.



Item 7A. CONTROLS AND PROCEDURES.

As required by Rule 13a-15 under the Exchange Act, within the 90 days prior to the filing date of this report, the Company carried out an evaluation of the effectiveness of the design and operation of the Company's disclosure controls and procedures. This evaluation was carried out under the supervision and with the participation of the Company's management, including the Company's President, Chief Executive and Chief Financial Officer. Based upon that evaluation, the Company's President, Chief Executive and Chief Financial Officer concluded that the Company's disclosure controls and procedures are effective. There have been no significant changes in the Company's internal controls or in other factors, which could significantly affect internal controls subsequent to the date the Company carried out its evaluation.

Disclosure controls and procedures are controls and other procedures that are designed to ensure that information required to be disclosed in Company reports filed or submitted under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Securities and Exchange Commission's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed in Company reports filed under the Exchange Act is accumulated and communicated to management, including the Company's Chief Executive and Chief Financial Officer as appropriate, to allow timely decisions regarding required disclosure.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           SK Technologies Corporation
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                                  (Registrant)


Date: June 1, 2004

               By:      /s/ Gerald C. Parker
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                        Gerald C. Parker, Chairman


               By:      /s/ Donald E. Lees
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                        Donald E. Lees, CEO and Director


               By:      /s/ Robert W. Pearce
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                        Robert W. Pearce, President, Secretary,
                        Treasurer and Director